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                         CASTAING, HUSSEY & LOLAN, LLP
                         CERTIFIED PUBLIC ACCOUNTANTS
                       525 WEEKS STREET - P.O. BOX 14240
                           NEW IBERIA, LA 70582-4240
                           -------------------------
                            PH: (318) 364-7221
                           FAX: (318) 364-7235





                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 1-14364) of our report dated January 31, 1997 appearing in this Annual Report on Form 10-K of Acadiana Bancshares, Inc. and Subsidiary for the year ended December 31, 1996.


New Iberia, Louisiana
March 26, 1997